UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_______________________________________
FORM 8-K
 ________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2022
  ________________________________________

Masonite International Corporation
(Exact name of registrant as specified in its charter)
  ________________________________________

British Columbia, Canada	001-11796	98-0377314
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2771 Rutherford Road
Concord, Ontario L4K 2N6 Canada
(Address of principal executive offices)

(800) 895-2723
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)
 ________________________________________

Securities registered pursuant to Section 12(b) of the Act:
Common Stock (no par value)	DOOR	New York Stock Exchange
(Title of class)	(Trading symbol)	(Name of exchange on which registered)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 12, 2022, the Company held the 2022 Annual General Meeting of Shareholders (the "Annual Meeting") online and at 1205 East 5th Avenue, Tampa, Florida. A total of 21,211,587 shares of the Company’s common stock, out of a total of 22,564,530 shares of the Company’s common shares outstanding and entitled to vote as of the record date, were present in person or represented by proxies. Each of the proposals is described in detail in the Proxy Statement. The final results for the votes regarding each proposal are set forth below.

Proposal 1 - Election of Directors

The following directors were elected to the Company’s Board of Directors at the Annual Meeting to serve as Directors until the Company’s 2023 Annual General Meeting of shareholders and until their respective successors are duly elected and qualified:

	Votes For	Votes Withheld	Broker Non-Votes
Howard C. Heckes	20,451,364	240,846	519,377
Jody L. Bilney	20,032,127	660,083	519,377
Robert J. Byrne	20,420,544	271,666	519,377
Peter R. Dachowski	20,526,202	166,008	519,377
Jonathan F. Foster	20,166,427	525,783	519,377
Daphne E. Jones	20,398,188	294,022	519,377
William S. Oesterle	20,517,017	175,193	519,377
Barry A. Ruffalo	20,584,357	107,853	519,377
Francis M. Scricco	20,056,642	635,568	519,377
Jay I. Steinfeld	20,543,078	149,132	519,377

Proposal 2 - Advisory Vote on Executive Compensation

The Company’s shareholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as described in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
19,791,715	884,696	15,799	519,377

Proposal 3 - Appointment of Independent Registered Public Accounting Firm

The shareholders voted at the Annual Meeting to approve the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 1, 2023.

For	Against	Abstain	Broker Non-Votes
21,198,150	10,545	2,892	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASONITE INTERNATIONAL CORPORATION

Date:	May 16, 2022	By:	/s/ James C. Pelletier
		Name:	James C. Pelletier
		Title:	Senior Vice President, General Counsel and Secretary

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